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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   August 23, 2004
                                                       -------------------


                               Intelligroup, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                      0-20943                 11-2880025
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


         499 Thornall Street
         Edison, New Jersey                                          08837
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (732) 590-1600
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.02.  Appointment of Principal Officers.

Mr. Berto joined the Company on July 26, 2004 in the capacity of Sr. Vice President, Professional Services. On August 16, 2004, the Company appointed Douglas Berto as the Company's Chief Operating Officer. Mr. Berto comes to Intelligroup with over twenty-one years of experience at Accenture Ltd., including eleven years as a partner. Mr. Berto was instrumental in building the multi-billion dollar Enterprise Solutions business (SAP, PeopleSoft and Oracle applications) at Accenture. He was responsible for 33 centers and over 5,000 ERP-centric information technology and business professionals worldwide who focused on the sales and delivery of ERP-related services to global companies.

Mr. Berto entered into an employment agreement with the Company which provides for, among other things, (i) an annual base salary of $250,000; (ii) a potential bonus in the amount of 50 percent of such base salary, (iii) a grant of 120,000 stock options, (iv) continuation of base salary payments for six (6) months in the event the Company terminates Mr. Berto's employment without cause, and (v) that upon the effectiveness of a Change in Control (as the term is defined in the employment agreement) all of the remaining option shares, to the extent not vested and exercisable, shall become vested and exercisable fifteen (15) days prior to the anticipated effective date of the Change of Control, unless provision is made in connection with such Change of Control for the assumption of the options, or the substitution of such options with new options of the successor entity or parent thereof, with appropriate adjustment to the number of option shares and, if appropriate, the exercise price.

ITEM 7.01.  Regulation FD Disclosure

On August 23, 2004 the Company issued a press release announcing the events described in Item 5.02. The press release is attached hereto as Exhibit 99 and incorporated by reference into this Item 7.01. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit 10 - Employment Agreement dated July 26, 2004 between Company and Douglas Berto.

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                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             INTELLIGROUP, INC.

                                             By: /s/ Christian Misvaer
                                                 -------------------------------
                                             Name:  Christian Misvaer
                                             Title: General Counsel and
                                                    Corporate Secretary


Date: August 23, 2004